SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Amendment 1 to

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act

December 13, 2011

Date of Report (Date of Earliest Event Reported)

Iron Eagle Group, Inc.

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(Exact name of registrant as specified in its charter)

Delaware	0-22965	27-1922514
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

61 West 62nd Street, Suite 23F
New York, New York	10023
(Address of principal executive offices)	(Zip Code)

(888) 481-4445

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(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This amendment 1 to Form 8-K relates to the press release concerning the conversion of accrued liabilities dated February 9, 2012 and is being filed for the sole purpose of attaching this press release to the previously filed 8-K for Iron Eagle Group, Inc.  The contents of Form 8-K dated December 13 , 2011, including amendments are hereby incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

No.

Description

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Ex 99:

Press Release Concerning Conversion of Accrued Liabilities

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Iron Eagle Group, Inc.

By:      /s/ Jason M. Shapiro

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         Jason M. Shapiro

         Chief Financial Officer

Dated: February 9 , 2012